Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3

Original Sale Balance:             $776,373,000

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Servicer Certificate (Page 1 of 3)

Distribution Date:                                                          01/21/97

Investor Certificateholder Floating Allocation Percentage                      97.50%
Investor Certificateholder Fixed Allocation Percentage                         97.50%

Aggregate Amount of  Collections                                       25,358,046.75
     Aggregate Amount of  Interest Collections                          8,680,880.59
     Aggregate Amount of  Principal Collections                        16,744,338.52

Class A Interest Collections                                            8,463,849.89
Class A Principal Collections                                          13,899,106.72
Seller Interest Collections                                               217,030.70
Seller Principal Collections                                            2,845,231.80

Weighted Average Loan Rate                                                     13.65%
Net Loan Rate                                                                  12.65%

Weighted Average Maximum Loan Rate                                             18.54%

Class A-1 Certificate Rate                                                    5.7845%
Maximum Investor Certificate Rate                                            12.6500%
Class A-1 Certificate Interest Distributed                              3,971,486.54
Class A-1 Investor Certificate Interest Shortfall before Draw                   0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                        0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                       0.00
Unpaid Class A-1 Carryover Interest Amount                                      0.00









Maximum Principal Dist. Amount (MPDA)                                  16,325,730.06
Alternative Principal Dist. Amount (APDA)                              13,899,106.72
Rapid Amortization Period? (Y=1, N=0)                                           0.00
Scheduled Principal  Distribution Amount (SPDA)                        13,899,106.72

Principal  allocable to Class A-1                                               0.00

SPDA deposited to Funding Account                                      13,899,106.72
Subsequent Funding Mortgage Loans Purchased in Period                           0.00
Cumulative Subsequent Funding Mortgage Loans Purchased                          0.00


Accelerated Principal Distribution Amount                                       0.00

APDA allocable to Class A-1                                                     0.00


Reimbursement to Credit Enhancer                                                0.00

Spread Trigger hit?                                              No
Loss Trigger hit?                                                No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount                            0.00


Cumulative Investor Liquidation Loss Amount                                     0.00

Total Principal allocable to A-1                                                0.00


Beginning Class A-1 Certificate Principal Balance                     772,391,596.00

Ending Class A-1 Certificate Principal Balance                        772,391,596.00




Pool Factor (PF)                                                           0.9948718

Servicer Certificate (Page 2 of  3)

Distribution Date:                                                          01/21/97

Retransfer Deposit Amount (non 2.07 transfers)                                  0.00
Servicing Fees Distributed                                                635,485.88
Beg. Accrued and Unpaid Inv. Servicing Fees                                     0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                                   0.00
End. Accrued and Unpaid Inv. Servicing Fees                                     0.00

Number of Mortgage Loans Retransferred pursuant to 2.07                            0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.0                  0
Mortgage Loans Retransferred pursuant to 2.07 ($)                               0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)                    0.00

Aggregate Investor Liquidation Loss Amount                                      0.00
Investor Loss Reduction Amount                                                  0.00

Beginning Pool Balance                                                782,490,774.52
Ending Pool Balance                                                   768,591,518.81
Beginning Invested Amount                                             776,373,000.00
Ending Invested Amount                                                776,373,000.00
Beginning Seller Principal Balance                                     19,907,720.37
Ending Seller Principal Balance                                        19,907,571.38
Additional Balances                                                     2,845,231.80

Beginning Funding Account Balance                                      13,789,945.85
Ending Funding Account Balance                                         27,689,052.57
Ending Funding Account Balance % (before any purchase of Subseque               3.48%
Ending Funding Account Balance % (after purchase of Subsequent Lo               3.48%
Principal Balance of Subsequent Funding Loans Purchased in Period              $0.00
Principal Collections to purchase Additional Balances and/or paid              $0.00

Excess Funding Amount









Beginning Spread Account Balance                                          901,624.01
Ending Spread Account Balance                                           2,786,983.00

Beginning Seller Interest                                                       2.54%
Ending Seller's Interest                                                        2.59%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                                             1,196
   60 - 89 days (Del Stat 2)                                           43,452,792.85
     No. of Accounts                                                             182
     Trust Balance                                                      6,898,737.80
   90+ (Del Stat 3+)
     No. of Accounts                                                             113
     Trust Balance                                                      4,157,762.63
   REO
     No. of Accounts                                                               0
     Trust Balance                                                              0.00

Rapid Amortization Event ?                                       No
   Failure to make payment within 5 Business Days of Required DatNo Failure to perform covenant relating to Trust's Security InterNo Failure to perform other covenants as described in the AgreemeNo
   Breach of Representation or Warranty ?                        No
   Bankruptcy, Insolvency or Receivership relating to Seller ?   No
   Subject to Investment Company Act of 1940 Regulation ?        No
   Servicing Termination ?                                       No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the No

Servicer Certificate (Page 3 of  3)

Distribution Date:                                                          01/21/97

Event of Default ?                                               No
   Failure by Servicer to make payment within 5 Bus. Days of RequNo Failure by Servicer to perform covenant relating to Trust's SeNo Failure by Servicer to perform other covenants as described inNo Bankruptcy, Insolvency or Receivership relating to Master ServNo
   Trigger Event ?                                               No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFCN/A
Premium Distributed to Credit Enhancer                                          0.00
Amount Distributed to Seller                                            3,062,262.50
Master Servicer Credit Facility Amount                                          0.00
Guaranteed Principal Distribution Amount                                        0.00
Credit Enhancement Draw Amount                                                  0.00
Spread Account Draw Amount                                                      0.00
Capitalized Interest Account Draw                                               0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                             0.00
Amount paid to Trustee                                                          0.00
Cumulative Draw under Policy                                                    0.00
Net Yield                                                                       5.96%


Total  Available Funds
     Aggregate Amount of Collections                                   25,358,046.75
     Deposit for principal not used to purchase subsequent loans                0.00
     Interest Earnings on the Funding Account                              67,172.36

     Total                                                             25,425,219.11


Application of Available Funds
     Servicing Fee                                                        635,485.88
     Prinicpal and Interest to Class A-1                                3,971,486.54

     Seller's portion of Principal and Interest                         3,062,262.50
     Funds deposited into Funding Account (Net)                        13,899,106.72
     Funds deposited into Spread  Account                               1,885,358.99
     Excess funds released to Seller                                    1,971,518.48
     Total                                                             25,425,219.11


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                                          01/21/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage                     97.4999%
Class A Certificateholder Fixed Allocation Percentage                        97.5000%

Beginning Class A-1 Certificate Balance                               772,391,596.00


Class A-1 Certificate Rate                                                  5.784530%

Class A-1 Certificate Interest Distributed                                  5.115436

Class A-1 Certificate Interest Shortfall Distributed                        0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall                   0.000000


Rapid Amortization Event ?                                       No
Class A-1 Certificate Principal Distributed                                 0.000000

   Maximum Principal Distribution Amount                                   21.028204
   Scheduled Principal  Distribution Amount (SPDA)                         17.902615
   Accelerated Principal Distribution Amount                                0.000000
   Aggregate Investor Liquidation Loss Amount Distributed                   0.000000

Total Amount Distributed to Certificateholders                              5.115436

Principal Collections deposited into Funding Account                   13,899,106.72
Ending Funding Account Balance                                         27,689,052.57

Ending Class A-1 Certificate Balance                                  772,391,596.00


Class A-1 Factor                                                           0.9948718

Pool Factor (PF)                                                           0.9948718

Unreimbursed Liquidation Loss Amount                                              $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                          $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount                 $0

Class A Servicing Fee                                                     635,485.88

Beginning Invested Amount                                             776,373,000.00
Ending Invested Amount                                                776,373,000.00
Beginning Pool Balance                                                782,490,774.52
Ending Pool Balance                                                   768,591,518.81

Spread Account Draw Amount                                                      0.00
Credit Enhancement Draw Amount                                                  0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                                          01/21/97

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                                           1,196
     Trust Balance                                                     43,452,792.85

   60 - 89 days (Del Stat 2)
     No. of Accounts                                                             182
     Trust Balance                                                      6,898,737.80

   90+ (Del Stat 3+)
     No. of Accounts                                                             113
     Trust Balance                                                      4,157,762.63

   REO
     No. of Accounts                                                               0
     Trust Balance                                                              0.00

Aggregate Liquidation Loss Amount for Liquidated Loans                          0.00

Class A-1 Certificate Rate for Next Distribution Date            To be updated


Amount of any Draws on the Policy                                               0.00

Subsequent Mortgage Loans
     No. of Accounts                                                            0.00
     Trust Balance                                                              0.00
     Cumulative No. of Accounts                                                 0.00
     Cumulative Trust Balance                                                   0.00

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                        0
    Cumulative Number of Mortgage Loans Retransferred pursuant to                  0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                           0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)                0.00


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